Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Executive Officer

I, R. Douglas Cowan, Chairman and Chief Executive Officer of The Davey Tree Expert Company (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1.)   The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002
             (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the
             Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,

     (2.)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2003	/s/ R. Douglas Cowan
R. Douglas Cowan
Chairman and Chief Executive Officer